SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2005

                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 Corporate Drive, Suite 103, New York NY 12065
                  (Address, including zip code, and telephone
                         number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Item 8.01 Other Events

      On April 5, 2005, On2 Technologies, Inc. issued a press release announcing that it had entered into a purchase and license agreement with Wildform, Inc. regarding Wildform's Flix(TM) Flash video encoder technology. A copy of the press release is furnished as Exhibit 99.1 to this report.

      Item 9.01 Financial Statements and Exhibits

      Exhibit 99.1 Text of press release issued by On2 Technologies, Inc., dated April 5, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: April 5, 2005              On2 Technologies, Inc.

                                 By: /s/ Doug McIntyre
                                     ------------------------------
                                 Name: Doug McIntyre
                                 Title: Chairman, President and CEO

                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                               Dated April 4, 2005
                                  EXHIBIT INDEX

    Exhibit Number     Description


         99.1          Press Release dated April 5, 2005